EAGLE BANCORP, INC.

Keefe, Bruyette & Woods
Winter Financial Symposium

February 11-12, 2016

Ticker: EGBN
www.eaglebankcorp.com

Forward Looking Statements

This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as "may," "will," "anticipates," "believes," "expects," "plans," "estimates," "potential," "continue," "should," and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company's market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company's Annual Report on Form 10-K and other periodic and current reports filed with the SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company's past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. This presentation was delivered digitally. The Company makes no representation that subsequent to delivery of the presentation it was not altered. For the most current, accurate information, please refer to www.eaglebankcorp.com and go to the Investor Relations tab.

For further information on the Company please contact: Michael T. Flynn
240-497-2040
mflynn@eaglebankcorp.com

Company Overview

- Eagle Bancorp, Inc. is a growth-oriented community bank headquartered in Bethesda, Maryland
- Focused on the Washington, DC metropolitan area, with 21 branches
- Commercially-oriented business model with **deep relationships of loans, core deposits and related products**
- #1 in deposit market share among community banks headquartered in the Washington, DC metropolitan area
- Largest market capitalization of any community bank based in the Washington, DC metropolitan area
- Largest and most profitable bank headquartered and operating in the state of Maryland

NOTE: Financial data at December 31, 2015. Deposit market share data as of June 30, 2015.

Investment Highlights

- Focused on Profitability and Balanced Financial Performance
- Strong Net Interest Margin = 4.38%
- Clean Asset Quality: NPAs/Assets = 0.31%
- Low Charge-Off History: NCOs/Average Loans = 0.18%
- Driven by Long-Term, Deep Customer Relationships
- Demonstrated Consistent Organic Growth
- Strategic Geographic Market Positioning
- Dedicated Board Focused on Vision
- Proven Ability to Evaluate and Execute Acquisitions

NOTE: Financial data at December 31, 2015.

Experienced Senior Management Team

Name	Title/Function	Years in Banking	Years with EGBN
Ronald D. Paul	Chairman, President & CEO	29	18
Robert P. Pincus	Vice Chairman	43	8
Susan G. Riel	Sr. EVP & COO - EagleBank	40	18
James H. Langmead	EVP & Chief Financial Officer - Eagle Bancorp & EagleBank	45	11
Laurence E. Bensignor	EVP & General Counsel	6	6
Charles C. Brockett	EVP & Director of Operations	27	2
Antonio F. Marquez	EVP & Chief Real Estate Lending Officer	31	5
Lindsey S. Rheaume	EVP & Chief C&I Lending Officer	31	2
Janice L. Williams	EVP & Chief Credit Officer	22	13

Summary Statistics

Total Assets:	$6.1 billion
Total Loans:	$5.0 billion
Total Deposits:	$5.2 billion
Tangible Common Equity:	$630.1 million (1)
Tangible Book Value per Common Share:	$18.83 (1)
Shares Outstanding (at close January 29, 2016)	33,479,197
Market Capitalization (at close January 29, 2016):	$1.58 billion
Insider Ownership:	10.7%
Institutional Ownership:	67%
Member of Russell 2000	Yes

NOTE: Data at December 31, 2015 unless otherwise noted. (1) Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 31 - 33. SBLF paid off on 11/2/2015.

EagleBank Branch Locations


Loudoun County
Reston
Montgomery County
I-270
I-95
Bethesda
I-495
Prince George's County
Tyson's Corner
Washington, DC
Fairfax County
US 50
I-66
Arlington
Merrifield
I-495
I-495
Alexandria
I-95
N

Branch System

Virginia	9
Maryland	7
Washington, DC	5
Total	21

NOTE: Branch Totals as of December 31, 2015.

Deposit Market Share

Washington, DC Metropolitan Area							
Rank	Local Community Banks	Company Name	Branches	June 30, 2014 Balance	June 30, 2015 Balance	Annual Growth	2015 Market Share
1		Wells Fargo & Co.	147	24,030,368	29,950,359	24.6%	18.3%
2		Bank of America Corp.	147	23,315,620	27,168,451	16.5%	16.6%
3		Capital One Financial Corp.	161	21,809,960	20,965,789	-3.9%	12.8%
4		SunTrust Banks Inc.	156	16,922,299	17,966,490	6.2%	11.0%
5		BB&T Corp.	142	11,095,150	11,753,049	5.9%	7.2%
6		PNC Financial Services Group Inc.	147	9,009,139	10,252,353	13.8%	6.3%
7		Citigroup Inc.	38	6,298,124	7,085,409	12.5%	4.3%
8	**1**	**Eagle Bancorp Inc.**	**22**	**4,090,713**	**4,958,916**	**21.2%**	**3.0%**
9		United Bankshares Inc.	43	4,080,393	4,361,751	6.9%	2.7%
10		M&T Bank Corp.	69	3,666,739	3,798,801	3.6%	2.3%
11	2	Cardinal Financial Corp.	29	2,471,274	2,870,395	16.2%	1.8%
12		Toronto-Dominion Bank	45	2,678,224	2,718,059	1.5%	1.7%
13	3	Sandy Spring Bancorp Inc.	30	2,257,999	2,428,596	7.6%	1.5%
14	4	Burke & Herbert Bank & Trust Co.	25	2,176,542	2,232,564	2.6%	1.4%
15		HSBC Holdings Plc	12	3,334,324	2,143,621	-35.7%	1.3%
16	5	WashingtonFirst Bankshares Inc.	17	1,203,312	1,254,381	4.2%	0.8%
17	6	Bank of Georgetown	11	834,397	952,757	14.2%	0.6%
18	7	Access National Corp.	5	797,948	913,515	14.5%	0.6%
19	8	Middleburg Financial Corp.	8	892,361	874,032	-2.1%	0.5%
20	9	Congressional Bancshares Inc.	10	674,282	714,073	5.9%	0.4%
		All Other Market Participants	141	7,524,300	8,229,758	9.4%	5.0%
		Market Total	1,405	149,163,468	163,593,119	9.7%	100.0%

76.5% (ranks 1–7, 2015 Market Share)

NOTE: Washington, D.C. Metro Area defined as: MD- Montgomery and Prince George's; DC - Washington DC; VA - Arlington, Alexandria, Fairfax, Fairfax (City), Falls Church, Loudon, Prince William, Manassas, Manassas Park. Data excludes: E*Trade whose deposits are substantially from outside of the defined market area.
SOURCE: SNL and FDIC, as of June 30, 2014 and June 30, 2015.

Performance vs. Peer Group

Key Ratios (at or for the quarter ended December 31)	EGBN			Peer Group (1)
	4Q2013	4Q2014 (3)	4Q2015	4Q2015
Net Interest Margin	4.40%	4.42%	**4.38%**	**3.71%**
Efficiency Ratio	50.03%	45.71%	**41.47%**	**55.52%**
NPAs + 90 Days Past Due/Total Assets	0.90%	0.68%	**0.31%**	**0.45%**
Allowance Loan Losses/Gross Loans	1.39%	1.07%	**1.05%**	**0.92%**
Reserve/NPLs (Coverage Ratio)	165.66%	205.30%	**397.95%**	**98.89%**
Net Charge-Offs to Average Loans (Annualized)	0.18%	0.26%	**0.18%**	**0.13%**
Tangible Common Equity/Tangible Assets (2)	8.86%	8.54%	**10.56%**	**8.22%**
Return on Average Assets	1.33%	1.38%	**1.50%**	**1.13%**
Return on Average Common Equity	14.07%	13.15%	**12.08%***	**10.54%**
Earnings Per Share (Full Year)	$1.76	$2.08	**$2.50**	**N/A**

NOTE: (1) Highly Valued Peer Group shown on page 30. Key ratios represent the Peer Group median value for the period shown. (2) Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 31 - 33. (3) Data for Q4 2014 on an operating basis, net of merger related expenses. * Change in 4Q2015 Return on Average Equity due to $100 million Common Stock Offering in March, 2015.

Consistent Balance Sheet Growth



Total Assets
Millions of Dollars
$6,500
$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
EGBN CAGR 23.8%
Peer CAGR: 13.8%¹
10Q4 11Q1 11Q2 11Q3⁽²⁾ 11Q4 12Q1 12Q2 12Q3 12Q4 13Q1 13Q2 13Q3 13Q4 14Q1 14Q2 14Q3 14Q4 15Q1 15Q2 15Q3 15Q4

(1) Highly Valued Peer Group shown on page 30. Compound annual growth rate calculated off Peer Group median values for the periods shown.
(2) Q3 2011 excludes the "settlement deposit."

Consistent Net Income Growth



Net Income Available to Common
TARP Dividend
SBLF Dividend
Thousands of Dollars
$23,000
$22,000
$21,000
$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$22,348
EGBN Net Income CAGR: 36.4%
Peer CAGR: 20.3%[1]
10Q4
11Q1
11Q2
11Q3
11Q4
12Q1
12Q2
12Q3
12Q4
13Q1
13Q2
13Q3
13Q4
14Q1
14Q2
14Q3
14Q4
15Q1
15Q2
15Q3
15Q4

(1) Highly Valued Peer Group shown on page 30. Compound annual growth rate calculated off Peer Group median values for the periods shown.

Net Interest Margin



5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
4.42%
3.73%
4.41%
3.79%
4.33%
3.72%
4.23%
3.66%
4.38%
3.71%
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
EGBN
Peer Group

NOTE: Highly Valued Peer Group shown on page 30. Represent Peer Group median values for the periods shown.

Yields and Cost of Funds



Yield on Average Earning Assets
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
4.78%
4.06%
4.79%
4.01%
4.70%
3.95%
4.58%
3.93%
4.71%
3.99%
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
EGBN
Peer Group



Yield on Loans
5.40%
5.20%
5.00%
4.80%
4.60%
4.40%
4.20%
5.29%
4.82%
5.26%
4.60%
5.29%
4.62%
5.19%
4.73%
5.22%
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
EGBN
Peer Group



Cost of Funds
0.50%
0.25%
0.00%
0.36%
0.41%
0.38%
0.37%
0.37%
0.36%
0.35%
0.36%
0.33%
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
EGBN
Peer Group

NOTE: Highly Valued Peer Group shown on page 30. Represent Peer Group median values for the periods shown.
SOURCE: SNL Financial

Earnings per Share



EPS (Reported)
EPS (Operating)
CAGR = 32.65%
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.56
$0.49
$0.61
$0.61
$0.63
$0.65
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4

NOTE: For Operating EPS in 2014, please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 31 - 33.

Tangible Book Value per Share



CAGR = 29.33%
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$14.56
$16.82
$17.46
$18.10
$18.83
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4

NOTE: Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 31 - 33.

Consistent Increases in Operating Leverage



$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
CAGR 22.6%
CAGR 16.3%
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Revenue ($000s)
Non-Int Expense ($000s)

NOTE: Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 31 - 33.
Data for Q2, Q3, Q4 2014 are shown on an operating basis, net of merger related expenses.

Consistently Improving Efficiency Ratio


65%
60%
55%
50%
45%
40%
46%
55%
45%
57%
42%
54%
42%
56%
41%
56%
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
EGBN
Peer Group

Note: Highly Valued Peer Group shown on page 30. Represent Peer Group median values for the periods shown. (1) See Non-GAAP reconciliation on pages 31 - 33. (2) EGBN data for Q4 2014 on an operating basis, net of merger related expenses.
Source: SNL Financial

Moderate Interest Rate Risk Position

Interest Rate Risk Indicators ....and Trends

	Dec. 2014	Mar. 2015	Jun. 2015	**Sep. 2015**	**Dec. 2015**
Repricing Duration of Assets and Liabilities (months)					
Investments	49	45	46	**44**	**47**
Loans	27	27	26	**26**	**25**
Deposits	34	33	31	**32**	**32**
Borrowings	30	45	47	**43**	**40**
Interest Rate Shock Analysis					
SHORT TERM EFFECTS (dollars in thousands)					
Net Interest Income - Flat balance Sheet	$ 202,091	$ 206,293	$ 237,263	**$ 241,301**	**$ 250,826**
Net Interest Income - + 100 basis point shock	$ 197,675	$ 204,090	$ 236,640	**$ 238,473**	**$ 250,113**
Percentage Change	-2.2%	-1.1%	-0.3%	**-1.2%**	**-0.3%**
Net Interest Income - + 200 basis point shock	$ 199,613	$ 208,193	$ 243,120	**$ 244,350**	**$ 257,705**
Percentage Change	-1.2%	0.9%	2.5%	**1.3%**	**2.7%**
Net Interest Income - + 300 basis point shock	$ 203,701	$ 214,542	$ 251,611	**$ 251,913**	**$ 266,070**
Percentage Change	0.8%	4.0%	6.0%	**4.4%**	**6.1%**
Net Interest Income - + 400 basis point shock	$ 207,441	$ 220,909	$ 260,017	**$ 259,575**	**$ 274,468**
Percentage Change	2.6%	7.1%	9.6%	**7.6%**	**9.4%**
Net Interest Income - - 100 basis point shock	$ 200,680	$ 204,502	$ 234,631	**$ 238,277**	**$ 244,895**
Percentage Change	-0.7%	-0.9%	-1.1%	**-1.3%**	**-2.4%**
Net Interest Income - - 200 basis point shock	$ 196,217	$ 201,101	$ 228,856	**$ 233,744**	**$ 241,220**
Percentage Change	-2.9%	-2.5%	-3.5%	**-3.1%**	**-3.8%**

- Both assets and liabilities remain short with repricing durations at 25 months on loans and 32 months on deposits
- Largely as a result of the floors on loans, a 100 bps shock increase would decrease Net Interest Income by about $713 thousand or -0.3% on a **static** balance sheet over a 12 month period

Source: FTN Quarterly IRR Report

Deposit Composition and Growth

(Dollar Values in Thousands)	As of December 31, 2014		As of September 30, 2015		As of December 31, 2015		Annual Growth Rate
Deposit Type	Balance	% of Total	Balance	% of Total	Balance	% of Total	%
Noninterest Bearing	$ 1,175,799	27.3%	$ 1,402,447	28.5%	$ 1,405,067	27.2%	19.5%
Interest Bearing Transaction	143,628	3.3%	207,716	4.2%	178,797	3.5%	24.5%
Core Savings & Money Market (1)	1,985,724	46.1%	2,232,340	45.3%	2,512,184	48.7%	26.5%
Core CD's (1)	501,743	11.6%	544,733	11.1%	507,503	9.8%	1.1%
Wholesale Money Market	316,877	7.4%	281,970	5.7%	323,141	6.3%	2.0%
Wholesale CD's	186,997	4.3%	257,382	5.2%	231,752	4.5%	23.9%
Total Deposits	$ 4,310,768	100%	$ 4,926,588	100%	$ 5,158,444	100%	19.7%

- Commercial focus drives growth of Noninterest Bearing Demand accounts
- Wholesale Deposits used to enhance favorable cost of funds, not a strategy to replace growth in core deposits

(1) Core deposits include CDAR's and ICS reciprocal deposits.

Balanced Loan and Deposit Growth


$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$ in Billions
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Total Loans
Total Deposits

Detail of Loan Portfolio

(Dollar Values in Thousands) County	C&I	Owner Occupied CRE	Owner Occupied Const.	Income Producing CRE	Construction	Land	Residential Mortgage	Home Equity	Other Consumer	TOTAL	% of Total
Maryland											
Montgomery	$298,499	$80,081	$17,553	$199,991	$140,496	$11,185	$42,011	$54,306	$4,159	$848,281	17.0%
Prince George's	66,973	51,142	7,782	174,597	32,048	9,038	2,442	2,309	228	346,559	6.9%
Other MD	58,498	45,394	16,499	380,346	102,959	26,402	10,642	6,350	285	647,375	13.0%
Washington, DC	257,953	116,730	16,243	791,093	351,167	41,708	47,427	19,664	340	1,642,325	32.8%
Virginia											
Alexandria	19,894	10,293	-	64,361	19,320	-	886	3,171	189	118,114	2.4%
Arlington	50,924	1,000	-	14,445	36,023	-	1,241	2,144	32	105,809	2.1%
Fairfax	169,503	62,938	12,503	202,525	129,086	21,205	14,891	15,533	761	628,945	12.6%
Loudoun	34,923	45,772	-	19,915	13,949	783	2,387	3,423	255	121,407	2.4%
Prince William	12,067	17,087	1,699	86,016	4,198	6,209	632	1,319	101	129,328	2.6%
Other VA	26,395	57,785	5,532	111,278	25,689	4,344	1,251	2,359	338	234,971	4.7%
Other USA	56,628	9,880	1,958	70,910	2,393	7,405	23,557	2,307	216	175,254	3.5%
Total	$1,052,257	$498,102	$79,769	$2,115,477	$857,328	$128,279	$147,367	$112,885	$6,904	$4,998,368	100.0%
% of Total	21.1%	10.0%	1.6%	42.2%	17.2%	2.6%	2.9%	2.3%	0.1%	100.0%	

- Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County
- Held for Sale residential mortgages not included

NOTE: At December 31, 2015

CRE Risk Management

- Executive & Board Level Oversight of Approval Process
- Disciplined Underwriting
- Proactive Portfolio Management
- Quarterly Stress Testing of Portfolio
- Quarterly Independent Credit Review
- Dedicated Special Assets Team

Credit Quality Trends

(Dollars Values in Thousands)	03/31/14	06/30/14	09/30/14	12/31/14	03/31/15	06/30/15	09/30/15	12/31/15
30-89 Days Past Due	$ 10,465	$ 19,222	$ 12,401	$ 15,771	$ 17,655	$ 20,709	$ 14,715	$ 17,639
Nonperforming Assets:								
90 or More Days Past Due	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Nonaccrual	36,326	22,507	29,343	22,443	19,572	14,871	14,467	13,240
Total Nonperforming Loans (NPLs)	$ 36,326	$ 22,507	$ 29,343	$ 22,443	$ 19,572	$ 14,871	$ 14,467	$ 13,240
Other Real Estate Owned (OREO)	8,809	8,843	8,623	13,224	12,338	10,714	9,952	5,851
Total Nonperforming Assets	$ 45,135	$ 31,350	$ 37,966	$ 35,667	$ 31,910	$ 25,585	$ 24,419	$ 19,091
Performing Restructured Loans (TDRs)	7,937	7,906	7,877	13,502	13,439	13,652	15,230	11,836
NPAs/Assets	1.19%	0.80%	0.91%	0.68%	0.58%	0.44%	0.41%	0.31%
NPAs+TDRs/Assets	1.40%	1.00%	1.10%	0.94%	0.82%	0.68%	0.67%	0.51%
Reserves	$ 42,018	$ 43,552	$ 44,954	$ 46,075	$ 47,779	$ 48,921	$ 50,320	$ 52,687
Reserves/Loans	1.37%	1.33%	1.31%	1.07%	1.07%	1.07%	1.05%	1.05%
Reserves/NPLs (Coverage Ratio)	115.67%	193.50%	153.20%	205.30%	244.12%	328.98%	347.82%	397.95%
Charge-Offs (Quarterly)								
NCOs/Average Loans	0.11%	0.20%	0.09%	0.26%	0.15%	0.21%	0.16%	0.18%

Consistent Asset Quality

Total Loans ($mms)



$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Dec-15
Total Loans ($)
NPA's (%)
Charge Offs (%)

(Dollar Values in Thousands)

Year	Loan Growth	NPAs/ Assets	Average Charge-Offs
2010	$276,189	1.53%	0.35%
2011	$380,756	1.27%	0.32%
2012	$436,839	1.06%	0.37%
2013	$452,063	0.90%	0.23%
2014	$1,367,241	0.68%	0.17%
2015	$685,969	0.31%	0.17%

Net Charge-Off History for the periods ended December 31, 2015

Loan Type	EGBN 2 Year Avg.	EGBN 3 Year Avg.
Income Producing CRE	0.02%	0.03%
Owner Occupied CRE	0.09%	0.06%
Construction and Land	0.28%	0.28%
Commercial & Industrial	0.36%	0.44%

Capital Strength

(Dollars Values in Thousands)

	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Total Assets	$ 4,169,181	$ 5,247,880	$ 5,500,340	$ 5,753,803	$ 5,888,958	$ 6,076,649
Total Stockholders Equity	$ 442,614	$ 620,759	$ 741,530	$ 765,061	$ 786,069	$ 738,601
Total Common Stockholders Equity	$ 386,014	$ 548,859	$ 669,630	$ 693,161	$ 714,169	$ 738,601
Tier 1 Leverage Ratio	10.70%	10.69%	12.19%	12.03%	11.96%	10.90%
Tier 1 Risk Based Capital Ratio	11.26%	10.39%	11.71%	11.64%	11.72%	10.68%
Total Risk Based Capital Ratio	14.48%	12.97%	13.90%	13.75%	13.80%	12.75%
Common Equity Tier 1 (CETI) Ratio	9.80%	8.92%	10.37%	10.37%	10.48%	10.68%
Tangible Common Equity Ratio (1)	9.19%	8.54%	10.39%	10.33%	10.46%	10.56%

- $71.9 million of SBLF Preferred Stock redeemed in November 2015
- $100 million of Common Equity raised through an underwritten offering in March 2015
- $15.3 million of SBLF Preferred Stock assumed in October 2014. Dividend Rate - 1.0%
- $70 million of 10 Year non-call 5.75% Subordinated Notes sold in August 2014
- $10 million of Common Equity raised through an underwritten offering in October 2012
- $35 million of Common Equity raised through an At the Market Offering during May through October 2012
- $56.6 million of SBLF Preferred Stock placed in July 2011, $23.2 million of TARP funds repaid at that time. Net addition to Tier 1 capital was $33.3 million. Dividend Rate - 1.0%

(1) This constitutes a non-GAAP financial measure. Please refer to the Non-GAAP reconciliation in the appendices on pages 31 - 33.

Key Success Factors

- Building and maintaining core relationships
  - Cross sales
  - Focus on key customers

- Maintenance of strong credit culture
  - Conservative underwriting criteria and loan policies
  - Disciplined committee approval and review process
  - Periodic loan and portfolio stress testing
  - Proactive identification and resolution of problem credits

- Built and preserved a strong capital position and balance sheet
  - Nine capital raising events since August 2008
  - 28 consecutive quarters of increasing profitability (since January 1, 2009) have consistently bolstered the capital position

Key Success Factors (continued)

- Disciplined ALCO process
- Maintained focus on areas of strength
  - Concentration on core geographic markets and products
- Built the proper infrastructure to support the increased volume of business and regulation
- Comprehensive Management and Board level reporting
- Human Resources
  - Recruiting of strong, seasoned bankers with local market knowledge and experience
  - Well designed, incentive based compensation plans
  - Stability of staff, Low turnover rate

EagleBank Growth Strategy

- Profitability
  - Pricing discipline to sustain Net Interest Margin
  - Diligent expense control to maintain Efficiency Ratio
- Maintain Credit Quality
  - Enhanced monitoring of portfolio
  - Expanded stress testing
- Emphasis on Organic Growth
  - Only 3.0% deposit market share in DC Metro Area
  - Significant opportunities to expand relationships, particularly in Northern Virginia
  - Attract new relationships and develop cross sell opportunities
- Improve Growth of Noninterest Income Components of Revenue
  - SBA guaranteed loans, residential mortgage origination, FHA commercial mortgage origination, treasury management services, insurance

EGBN Stock Price Performance



Total Return Performance
450.00
400.00
350.00
300.00
250.00
200.00
150.00
100.00
50.00
1/29/2011
1/29/2012
1/29/2013
1/29/2014
1/29/2015
1/29/2016
Eagle Bancorp, Inc.
NASDAQ Bank Index
NASDAQ Stock Market Index - (U.S. Companies)
S&P 500

Stock Price Performance

	1 Year	3 Year	5 Year
EGBN	**36.3%**	**129.8%**	**285.2%**
NASDAQ Bank Stock Index	4.2%	30.6%	41.4%
NASDAQ Stock Market Index	(1.5%)	46.3%	71.7%
S & P 500 Index	(4.0%)	28.7%	52.0%

SOURCE: SNL Financial, Chart and calculations as of close of trading on January 29, 2016

Appendices

Highly Valued Peer Group

Financial Data as of or for the Period Ending December 31, 2015
Pricing Data as of January 29, 2016

				Capital Position			LTM Profitability				Asset Quality				Valuation						
															Price/						
Company	City, State	Ticker	Total Assets ($mm)	TCE/ TA (%)	Leverage Ratio (%)	Total RBC Ratio (%)	ROAA (%)	ROACE (%)	Net Interest Margin (%)	Efficiency Ratio (%)	LLR/ Gross Loans (%)	LLR/ NPLs (%)	NPAs[1]/ Total Assets (%)	NCOs/ Avg. Loans (%)	Tang. Book Value (%)	LTM EPS (x)	2016 Est. EPS (x)	2017 Est. EPS (x)	Current Dividend Yield (%)	LTM Dividend Ratio (%)	Market Value ($mm)
Community Bank System Inc.	De Witt, NY	CBU	8,553	8.14	10.32	19.37	1.17	8.9	3.73	57.9	1.06	173.4	0.28	0.15	237	17.2	16.2	15.7	3.3	55.7	1,648
Sterling Bancorp	Montebello, NY	STL	11,956	8.18	8.94	11.49	0.69	4.9	3.71	54.3	0.64	56.7	0.67	0.13	223	26.2	14.8	13.1	1.8	46.7	2,042
Home BancShares Inc.	Conway, AR	HOMB	9,289	9.00	10.28	12.56	1.68	12.8	4.98	39.4	1.04	99.3	0.59	0.20	339	19.2	16.1	14.8	1.5	27.2	2,714
CVB Financial Corp.	Ontario, CA	CVBF	7,671	11.15	11.12	18.65	1.31	10.9	3.62	42.6	1.47	92.9	0.37	(0.13)	192	16.5	14.7	14.6	3.1	51.6	1,629
Park National Corp.	Newark, OH	PRK	7,311	8.86	9.06	14.75	1.11	11.4	3.39	61.3	1.11	46.7	1.57	0.06	211	16.8	15.8	15.1	4.3	71.5	1,351
Boston Private Financial	Boston, MA	BPFH	7,543	7.19	9.50	13.80	0.98	9.1	2.92	70.3	1.37	146.7	0.36	(0.08)	168	14.0	13.6	12.2	3.9	48.6	863
Bank of the Ozarks Inc.	Little Rock, AR	OZRK	9,879	13.49	14.30	12.18	2.11	15.0	5.19	35.7	0.73	461.2	0.37	0.17	306	21.2	17.8	13.6	1.4	26.3	4,018
Independent Bank Corp.	Rockland, MA	INDB	7,210	7.98	9.32	13.23	0.93	8.8	3.42	62.6	1.01	82.3	0.45	0.01	215	18.3	15.5	14.5	2.3	41.6	1,199
WesBanco Inc.	Wheeling, WV	WSBC	8,470	7.91	9.38	14.15	0.99	7.6	3.41	56.5	0.82	78.8	0.55	0.23	176	13.5	12.2	11.2	3.2	42.8	1,116
Pinnacle Financial Partners	Nashville, TN	PNFP	8,709	8.64	9.40	11.30	1.34	10.1	3.72	54.4	0.99	174.7	0.42	0.21	286	19.8	16.3	14.4	1.1	19.0	2,039
First Financial Bankshares	Abilene, TX	FFIN	6,665	10.27	9.96	16.97	1.61	13.6	4.12	47.0	1.25	145.4	0.44	0.15	265	17.0	15.5	14.4	2.5	40.3	1,724
Renasant Corp.	Tupelo, MS	RNST	7,936	7.56	9.18	12.30	0.99	7.7	4.17	63.8	0.75	85.5	0.93	0.10	227	16.9	13.5	12.5	2.1	36.2	1,279
Tompkins Financial Corporation	Ithaca, NY	TMP	5,690	7.37	8.82	13.03	1.08	11.4	3.38	63.3	0.85	147.1	0.36	(0.00)	204	14.5	NA	15.1	3.1	43.9	839
BofI Holding Inc.	San Diego, CA	BOFI	6,662	9.13	8.84	15.71	1.70	18.6	3.99	33.5	0.61	131.4	0.40	(0.01)	179	11.0	9.3	8.1	NA	0.0	1,082
Westamerica Bancorp.	San Rafael, CA	WABC	5,169	7.94	8.06	13.39	1.16	11.3	3.36	51.7	1.94	133.2	0.47	0.11	279	19.0	18.9	17.8	3.6	66.5	1,115
S&T Bancorp Inc.	Indiana, PA	STBA	6,318	8.27	8.96	11.60	1.13	8.9	3.56	54.6	0.95	88.1	0.49	0.22	192	13.6	12.7	11.5	2.8	36.9	940
Simmons First National Corp.	Pine Bluff, AR	SFNC	7,558	9.12	11.20	16.72	1.04	7.9	4.57	60.4	0.63	98.5	1.02	0.14	202	16.8	13.0	12.0	2.1	35.0	1,342
Independent Bk Group Inc.	McKinney, TX	IBTX	5,055	6.87	8.28	11.13	0.88	7.1	4.05	57.3	0.68	216.3	0.19	0.02	168	13.5	10.8	9.3	1.1	14.5	550
ServisFirst Bancshares Inc.	Birmingham, AL	SFBS	5,096	8.53	8.55	11.95	1.38	15.3	3.69	41.0	1.03	298.4	0.26	0.13	240	16.8	14.7	12.7	0.6	10.0	1,041
Ameris Bancorp	Moultrie, GA	ABCB	5,589	7.44	9.07	12.37	0.85	8.4	4.12	66.8	0.52	43.9	1.09	0.15	229	22.8	12.8	11.4	0.7	15.7	932
Washington Trust Bancorp Inc.	Westerly, RI	WASH	3,772	8.11	9.37	12.58	1.19	12.0	3.12	57.5	0.89	84.0	0.58	0.07	224	15.5	14.6	13.7	3.4	53.5	672
City Holding Co.	Charleston, WV	CHCO	3,712	9.34	10.15	15.10	1.52	12.9	3.76	54.0	0.70	47.3	0.63	0.26	199	12.6	14.0	12.9	3.8	47.6	675
Southside Bancshares Inc.	Tyler, TX	SBSI	5,162	6.83	8.81	16.57	0.90	10.0	3.40	59.6	0.81	62.3	0.41	0.09	165	13.0	11.1	10.2	4.1	57.2	572
Square 1 Financial Inc.[2]	Durham, NC		3,913	8.34	9.07	13.12	1.16	11.9	3.97	48.9	1.65	136.2	0.46	0.90	NA	NA	NA	NA	NA	0.0	NA
		High	11,956	13.49	14.30	19.37	2.11	18.6	5.19	70.3	1.94	461.2	1.57	0.90	339	26.2	18.9	17.8	4.3	71.5	4,018
		Low	3,712	6.83	8.06	11.13	0.69	4.9	2.92	33.5	0.52	43.9	0.19	(0.13)	165	11.0	9.3	8.1	0.6	0.0	550
		Mean	6,870	8.57	9.58	13.92	1.20	10.7	3.81	53.9	0.98	130.4	0.56	0.14	223	16.8	14.3	13.1	2.5	37.0	1,364
		Median	6,938	8.22	9.25	13.18	1.14	10.5	3.71	55.5	0.92	98.9	0.45	0.13	215	16.8	14.7	13.1	2.6	40.9	1,116
Eagle Bancorp Inc	**Bethesda, MD**	**EGBN**	**6,077**	**8.54**	**10.90**	**12.75**	**1.40**	**14.4**	**4.33**	**42.8**	**1.07**	**205.3**	**0.31**	**0.17**	**251**	**18.9**	**17.6**	**16.2**	**0.0**	**0.0**	**1,581**
	Ranking out of 25:		**16**	**10**	**4**	**15**	**6**	**4**	**4**	**6**	**7**	**4**	**4**	**19**	**6**	**7**	**3**	**2**	**23**	**23**	**8**

NOTE: Peer Group includes all publicly-traded banks Nationwide with $2.5 billion to $7.5 billion in assets that trade at 200% of tangible book value or higher. Prior quarter or prior quarter LTM used when current data is unavailable. (1) Nonperforming assets are defined as nonaccrual loans, real estate owned and repossessed assets as a percent of total assets.
SOURCE: SNL Financial

Non-GAAP Reconciliation

GAAP Reconciliation (Unaudited)
(dollars in thousands except per share data)

	Twelve Months Ended December 31, 2014		Three Months Ended December 31, 2014	
Net income	$	54,258	$	14,727
Adjustments to net income				
Merger-related expenses		3,472		2,173
Operating net income	$	57,730	$	16,900
Net income available to common shareholders	$	53,644	$	14,547
Adjustments to net income available to common shareholders				
Merger-related expenses		3,472		2,173
Operating earnings	$	57,116	$	16,720
Earnings per weighted average common share, basic	$	2.01	$	0.51
Adjustments to earnings per weighted average common share, basic				
Merger-related expenses		0.13		0.08
Operating earnings per weighted average common share, basic	$	2.14	$	0.59
Earnings per weighted average common share, diluted	$	1.95	$	0.49
Adjustments to earnings per weighted average common share, diluted				
Merger-related expenses		0.13		0.07
Operating earnings per weighted average common share, diluted	$	2.08	$	0.56
Summary Operating Results:				
Noninterest expense	$	99,728	$	29,352
Merger-related expenses		4,699		3,239
Adjusted noninterest expense	$	95,029	$	26,113
Adjusted efficiency ratio		48.28%		45.71%
Adjusted noninterest expense as a % of average assets		2.30%		2.14%
Return on average assets				
Net income	$	54,258	$	14,727
Adjustments to net income				
Merger-related expenses		3,472		2,173
Operating net income	$	57,730	$	16,900
Adjusted return on average assets		1.40%		1.38%
Return on average common equity				
Net income available to common shareholders	$	53,644	$	14,547
Adjustments to net income available to common shareholders				
Merger-related expenses		3,472		2,173
Operating earnings	$	57,116	$	16,720
Adjusted return on average common equity		14.38%		13.43%

Non-GAAP Reconciliation

GAAP Reconciliation (Unaudited)
(dollars in thousands except per share data)

	Twelve Months Ended December 31, 2015		Twelve Months Ended December 31, 2014	
Common shareholders' equity	$	738,601	$	548,859
Less: Intangible assets		(108,542)		(109,908)
Tangible common equity	$	630,059	$	438,951
Book value per common share	$	22.07	$	18.21
Less: Intangible book value per common share		(3.24)		(3.65)
Tangible book value per common share	$	18.83	$	14.56
Total assets	$	6,076,649	$	5,247,880
Less: Intangible assets		(108,542)		(109,908)
Tangible assets	$	5,968,107	$	5,137,972
Tangible common equity ratio		10.56%		8.54%

Non-GAAP Reconciliation Footnotes

(1) The reported figure includes the effect of $4.7 million and $3.2 million of merger related expenses ($3.5 million and $2.2 million net of tax) for the twelve and three months ended December 31, 2014. As the magnitude of the merger expenses distorts the operational results of the Company, we present in the GAAP reconciliation and in the accompanying text certain performance ratios excluding the effect of the merger expenses during the twelve and three month periods ended December 31, 2014. We believe this information is important to enable shareholders and other interested parties to assess the core operational performance of the Company.

(2) Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non-GAAP financial measures derived from GAAP-based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding. The Company considers this information important to shareholders' as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios and as such is useful for investors, regulators, management and others to evaluate capital adequacy and to compare against other financial institutions.

Market Information –Washington, DC MSA

- Population 6.2 Million
  - 5th largest market in the U.S.
- Employment 3.2 Million
  - 68,500 new jobs created in last year
  - Employment growth driven by private sector, over 295,000 new private sector jobs created over last five years
  - Unemployment rate of 4.1% vs. US average of 5.0% (November 2015)
- Gross Regional Product (GRP) $449 Billion
  - 5th largest regional economy in the U.S.
  - 24.0% growth in GRP over the last 9 years
  - Federal Government Spending is 30.0% of GRP
  - Highest median household income of any major U.S. market

SOURCE: Greater Washington Board of Trade Regional Report, Center for Regional Analysis, George Mason University

Greater Washington Economy

Total Federal Spending = 30% of GRP


Other Federal
13.7%
International
4.9%
Hospitality
3.6%
Associations
2.2%
Federal Procurement
16.3%
Non-Local Business
10.6%
Other
8.9%
Local Business
39.9%

GRP Contribution by Sub-market


District of Columbia
24.0%
Suburban Maryland
28.0%
Northern Virginia
48.0%

Gross Regional Product $449 Billion

NOTE: Other includes Health Care/Education and Media
SOURCE: The Wall Street Journal, George Mason University - Center for Regional Analysis

Loan Portfolio and Growth

(Dollar Values in Thousands)	As of December 31, 2014		As of September 30, 2015		As of December 31, 2015		Annual Growth Rate
Loan Type	Balance	% of Total	Balance	% of Total	Balance	% of Total	%
Commercial and Industrial	$ 916,226	21.2%	$ 1,007,659	21.1%	$ 1,052,257	21.1%	14.8%
Owner Occupied	461,581	10.7%	489,657	10.3%	498,102	10.0%	7.9%
Owner Occupied-Const.	58,032	1.3%	60,487	1.3%	79,769	1.6%	37.5%
Income Producing	1,703,171	39.7%	2,022,950	42.2%	2,115,477	42.2%	24.2%
Construction	655,013	15.2%	800,412	16.8%	857,328	17.2%	30.9%
Land	138,420	3.2%	126,853	2.7%	128,279	2.6%	(7.3%)
Residential Mortgage	148,018	3.4%	147,720	3.1%	147,367	2.9%	(0.4%)
Home Equity	122,536	2.8%	115,346	2.4%	112,885	2.3%	(7.9%)
Other Consumer	109,402	2.5%	5,881	0.1%	6,904	0.1%	(93.7%)
Total Loans	$ 4,312,399	100.0%	$ 4,776,965	100.0%	$ 4,998,368	100.0%	15.9%

Geographic Detail - Income Producing CRE

(Dollar Values in Thousands) County	Redevel./ Retail	Office/ Condo	Mixed Use	Hotel	Single & 1-4 Family	Multi-Family	Industrial	Other	TOTAL	% of Total
Maryland										
Montgomery	$40,833	$50,752	$45,104	$0	$24,261	$604	$7,491	$30,946	$199,991	9.5%
Prince George's	44,234	23,459	8,844	20,481	10,739	11,278	28,665	26,897	174,597	8.3%
Other MD	146,054	60,756	15,779	50,585	27,105	392	35,018	44,657	380,346	18.0%
Washington, DC	87,377	80,302	112,542	114,823	79,657	154,329	7,974	154,089	791,093	37.2%
Virginia										
Alexandria	$5,465	$25,978	$1,816	$0	$2,273	$0	$4,696	$24,133	$64,361	3.0%
Arlington	0	2,008	0	0	7,196	2,802	0	2,439	14,445	0.7%
Fairfax	43,850	69,845	935	0	12,914	1,007	802	73,172	202,525	9.6%
Loudoun	5,246	1,418	0	0	3,145	0	390	9,716	19,915	0.9%
Prince William	30,131	10,947	8,839	0	1,242	0	3,915	30,942	86,016	4.1%
Other VA	30,179	20,165	113	2,179	7,237	3,090	243	48,072	111,278	5.3%
Other USA	16,358	21,170	294	2,595	10,076	0	2,255	18,162	70,910	3.4%
Total	$449,727	$366,800	$194,266	$190,663	$185,845	$173,502	$91,449	$463,225	$2,115,477	100.0%
% of Total	21.3%	17.3%	9.2%	9.0%	8.8%	8.2%	4.3%	21.9%	100.0%	

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County

NOTE: At December 31, 2015

Geographic Detail – Construction

(Dollar Values in Thousands)

County	Single & 1-4 Family	Multi-Family	Office	Hotel	Mixed Use	Redevel./ Retail	Residential Condo	Other	TOTAL	% of
Maryland										
Montgomery	$54,261	$11,160	$35,527	$14,105	$18,909	$0	$1,962	$4,572	$140,496	16.4%
Prince George's	4,334	0	0	0	8,426	5,611	0	13,677	32,048	3.7%
Other MD	5,030	45,863	0	41,139	1,648	2,711	0	6,568	102,959	12.0%
Washington, DC	67,798	111,672	16,477	58,537	23,196	27,232	40,198	6,057	351,167	40.9%
Virginia										
Alexandria	6,369	0	0	0	0	12,951	0	0	19,320	2.3%
Arlington	22,038	0	0	0	11,479	0	2,506	0	36,023	4.2%
Fairfax	56,484	626	62,077	0	8,485	1,414	0	0	129,086	15.1%
Loudoun	123	0	13,251	0	0	0	575	0	13,949	1.6%
Prince William	1,805	0	2,393	0	0	0	0	0	4,198	0.5%
Other VA	2,112	3,729	18,358	0	394	0	1,008	88	25,689	3.0%
Other USA	1,528	388	0	0	477	0	0	0	2,393	0.3%
Total	$221,882	$173,438	$148,083	$113,781	$73,014	$49,919	$46,249	$30,962	$857,328	100.0%
% of Total	25.9%	20.2%	17.3%	13.3%	8.5%	5.8%	5.4%	3.6%	100.0%	
Renovation	$106,398	$101,689	$143,145	$88,348	$22,352	$49,051	$23,610	$13,824	$548,417	64.0%
Ground-Up	$115,484	$71,749	$4,938	$25,433	$50,662	$868	$22,639	$17,138	$308,911	36.0%

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County
- Recognized expertise in Single Family and Condo construction lending
- Portfolio is diversified among collateral types

NOTE: At December 31, 2015

Loan Portfolio by Risk Rating

(Dollar Values in Thousands)

Loan Portfolio as of:	12/31/2014		12/31/2015	
Risk Rating	Balance	% of Loans	Balance	% of Loans
1000 - Prime	$14,803	0.3%	$2,983	0.1%
2000 - Excellent	270,980	6.3%	354,976	7.1%
3000 - Good	1,557,055	36.1%	1,866,111	37.3%
4000 - Acceptable	1,694,386	39.3%	2,031,103	40.7%
5000 - Acceptable with Risk	665,523	15.4%	665,106	13.3%
6000 - Watch	46,038	1.1%	40,627	0.8%
7000 - Special Mention	18,306	0.4%	5,946	0.1%
8000 - Substandard	45,308	1.1%	31,516	0.6%
9000 - Doubtful	-	0.0%	-	0.0%
9999 - Loss	-	0.0%	-	0.0%
	$4,312,399	**100.0%**	**$4,998,368**	**100.0%**


8000 - Substandard 0.6%
9000 - Doubtful 0.0%
9999 - Loss 0.0%
7000 - Special Mention 0.1%
1000 - Prime 0.1%
6000 - Watch 0.8%
2000 - Excellent 7.1%
5000 - Acceptable with Risk 13.3%
3000 - Good 37.3%
4000 - Acceptable 40.6%

- Periodic review of loan portfolio and risk ratings by independent, third-party credit review firm

Conservative Securities Portfolio

(Dollar Values in Thousands)

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses (December 31, 2015)	Estimated Fair Value	Amrt. Cost % of Total Securities
US Government Agency Securities	$56,775	$477	$277	$56,975	11.7%
Mortgage Backed Securites - GSEs	299,709	692	3,160	297,241	61.6%
Municipal Bonds	114,253	4,131	3	118,381	23.5%
Corporate Bonds	15,090	-	152	14,938	3.1%
Other Equity Investments	307	27	-	334	0.1%
Total Securities	$486,134	$5,327	$3,592	$487,869	100.0%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses (September 30, 2015)	Estimated Fair Value	Amrt. Cost % of Total Securities
US Government Agency Securities	$68,289	$879	$90	$69,078	13.2%
Mortgage Backed Securites - GSEs	320,978	2,172	1,130	322,020	61.8%
Municipal Bonds	114,137	3,824	95	117,866	22.0%
Corporate Bonds	15,096	-	78	15,018	2.9%
Other Equity Investments	307	37	-	344	0.1%
Total Securities	$ 518,807	$ 6,912	$ 1,393	$ 524,326	100.0%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses (December 31, 2014)	Estimated Fair Value	Amrt. Cost % of Total Securities
US Government Agency Securities	$29,434	$500	$40	$29,894	7.8%
Mortgage Backed Securites - GSEs	241,120	1,716	2,516	240,320	63.8%
Municipal Bonds	106,983	4,850	121	111,712	28.3%
Other Equity Investments	396	21	-	417	0.1%
Total Securities	$377,933	$7,087	$2,677	$382,343	100.0%

- Portfolio has $1.7 million of net unrealized gains at December 31, 2015
- No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs
- Average life of portfolio is 3.9 years
- Excludes Federal Reserve and Federal Home Loan Bank stock

Nationally Recognized Financial Performance

SANDLER O'NEILL + PARTNERS

- *"Top Investment Idea" Recommendation 2012*
- *"Sm-All Stars" Designation 2011, 2013, 2014 & 2015*

KEEFE, BRUYETTE & WOODS
Specialists in Financial Services

- *Designated as a "Challenger" Bank 2015*
- *Honor Roll of Community Banks 2010-2013*

Independent Community Bankers of America

- *Ronald D. Paul named East Coast Region Community Banker of the Year 2014*

RAYMOND JAMES

- *Community Bankers Cup Award 2012-2014*

WASHINGTON BUSINESS JOURNAL

- *50 Fastest Growing Companies 2010-2013*

Highly Regarded by Bank Rating Firms

FIRM	BANK RATING
KBRA KROLL BOND RATING AGENCY	A-
IDC Analyze the Future	278/300
BAUERFINANCIAL, INC	★★★★★
VERIBANC Information with Integrity	Green - ***

Experienced Management Team

Ronald D. Paul, Chairman, President and CEO

Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief Executive Officer since the organization of the Company. Since June 2006, he has served as Chief Executive Officer of the Bank. Mr. Paul is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate investment and management for office and multi-family properties. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 1997, and Chairman from 2002 to 2003. Mr. Paul is a Trustee of the University of Maryland College Park Foundation. He sits on the Board of the Washington Hospital Center and the Metropolitan Washington Board of Trade. Mr. Paul has been named "Washingtonian of the Year" by *Washingtonian* magazine and in 2009 was named the "Greater Washington Entrepreneur of the Year" by Ernst & Young. In 2012 he was elected to the Washington Business Hall of Fame and was named "Community Banker of the Year" by the *American Banker* magazine. In 2014 Mr. Paul was named Community Banker of the Year for the Eastern Region by the Independent Community Bankers of America.

Robert P. Pincus, Vice Chairman of the Board of Directors of Eagle Bancorp, Inc. and EagleBank

Prior to joining the Company in August 2008 upon the acquisition of Fidelity & Trust Financial Corporation ("Fidelity") and its wholly owned subsidiary, Fidelity & Trust Bank ("F&T Bank"), Mr. Pincus served as Non-Executive Chairman of F&T Bank from 2005. He was Chairman of the Board of BB&T, DC Metro Region and was Regional President from 1998 to 2002. From 1991 to 1998, Mr. Pincus was President and Chief Executive Officer of Franklin National Bank of Washington, D.C. From 1986 to 1991, he was the Regional President of the DC metropolitan region of Sovran Bank. From 1971 to 1986, Mr. Pincus was with DC National Bancorp, Inc., where he eventually served as President and Chief Executive Officer, prior to its merger with Sovran Bank. Served as DC Metro Regional Executive for Sovran Bank from 1986 to 1991. In 2003 Mr. Pincus was elected to the Washington Business Hall of fame. He has served on the Board of Directors of 3 public companies and over 25 non-profit organizations. He was named Greater Washington Entrepreneur of the Year and was elected to the Washington Business Hall of Fame in 1998. Mr. Pincus is a member of the board of directors of Comstock Homebuilding Companies, Inc.

Experienced Management Team

Susan G. Riel, Senior EVP, Chief Operating Officer of EagleBank & EVP, Eagle Bancorp, Inc.

Ms. Riel, Senior Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer. Ms.Riel has been with the bank for 16 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution's acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 35 years of experience in the commercial banking industry.

James H. Langmead, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank

Mr. Langmead, Executive Vice President and Chief Financial Officer of the Company since January 2007, and Executive Vice President and Chief Financial Officer of the Bank since January 2005, previously served as Chief Financial Officer of Sandy Spring Bank and Sandy Spring Bancorp. Mr. Langmead, a CPA, served in various financial and senior management roles with Sandy Spring Bank from 1992 through 2004. Prior to that time, Mr. Langmead managed the finance group at the Bank of Baltimore.

Janice L. Williams, EVP, Chief Credit Officer

Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past 11 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland.

Experienced Management Team

Charles C. Brockett, EVP & Director of Operations

Mr. Brockett joined EagleBank in October of 2014 though our merger with Virginia Heritage Bank where he had served as Chief Financial Officer since 2005 and Chief Operating Officer since 2010 and was also a Director. Prior to his tenure at Virginia Heritage Bank, Mr. Brocket was the Managing Partner of Enterprise Financial Consulting, a Northern Virginia based consulting firm. He had previously served in multiple management positions, including Chief Financial Officer, and on the Board of First Commercial Bank in Arlington, Virginia. Mr. Brockett is a CPA, licensed in the Commonwealth of Virginia.

Laurence E. Bensignor, EVP & General Counsel, Eagle Bancorp, Inc. and EagleBank

Mr. Bensignor joined the bank after 29 years in the legal and real estate industries in the Washington, DC area. For ten years, Mr. Bensignor served as Trustee of the Van Metre Family Trusts, the controlling owner of a private, multifaceted real estate organization. Previously, he was a partner and chaired the real estate practice group in the Washington, DC office of the national law firm of Arter & Hadden and formerly was a partner in the Washington, DC law firm of Melrod, Redman & Gartlan. Mr. Bensignor is a Fellow of the American College of Real Estate Lawyers.

Experienced Management Team

Antonio F. Marquez, EVP, Chief Commercial Real Estate Lending Officer

Mr. Marquez, Executive Vice President, recently joined EagleBank as the Chief Real Estate Lender. Prior to joining EagleBank, Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market Earlier he was the head of Commercial Real Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New York and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 30 years of experience in the banking industry in the Washington, DC metropolitan area.

Lindsey S. Rheaume, EVP, Chief C&I Lending Officer

Mr. Rheaume joined EagleBank as Chief C&I Lending Officer in December 2014 and has over 25 years of commercial lending, credit risk and managerial experience in the financial industry. Most recently, he served as relationship executive for JP Morgan Chase, responsible for business development in the DC, suburban Maryland and Northern Virginia market with clients ranging in revenue from $20MM to $500MM. Previously, he served as executive vice president and commercial lending manager at Virginia Commerce Bank—which was acquired by United Bank in 2014—where he managed the bank's entire commercial and industrial lending activities. Earlier in his career, he held senior commercial lending and credit positions with SunTrust Bank, GE Capital and Bank of America.

Historical Balance Sheet

(Dollar Values in Thousands)	2011	2012	2013	2014	2015	5 Year Compound Growth Rate	1 Year Growth Rate
Assets							
Cash and Equivalents	$232,411	$339,334	$306,960	$256,025	$298,363	38.7%	16.5%
Securities Available for Sale	324,053	310,514	389,405	404,903	504,772	16.3%	24.7%
Total Cash and Securities	556,464	649,848	696,365	660,928	803,135	22.1%	21.5%
Gross Loans HFI	2,056,256	2,493,095	2,945,158	4,312,399	4,998,368	24.4%	15.9%
Loan Loss Reserves	29,653	37,492	40,921	46,075	52,687	16.3%	14.4%
Loans Held for Sale	176,826	226,923	42,030	44,317	47,492	(10.0%)	7.2%
Total Net Loans	2,203,429	2,682,526	2,946,267	4,310,641	4,993,173	23.6%	15.8%
Real Estate Owned	3,225	5,299	9,225	13,224	5,852	(2.7%)	(55.7%)
Total Intangibles	3,966	3,642	3,276	109,626	108,155	93.0%	(1.3%)
Total Servicing Rights	179	143	234	282	387	20.4%	37.2%
Other Assets	63,992	67,983	116,136	153,179	165,947	26.4%	8.3%
Total Assets	$2,831,255	$3,409,441	$3,771,503	$5,247,880	$6,076,649	23.8%	15.8%
Liabilities							
Deposits	$2,392,095	$2,897,222	$3,225,414	$4,310,768	$5,158,444	24.5%	19.7%
FHLB Borrowings	40,000	30,000	30,000	140,000	0	(100.0%)	(100.0%)
Repurchase Agreements	103,362	101,338	80,471	61,120	72,356	(5.8%)	18.4%
Subordinated Debt	9,300	9,300	9,300	79,300	70,000	49.7%	(11.7%)
Other Liabilities	19,787	21,605	32,455	35,933	37,248	27.7%	3.7%
Total Liabilities	2,564,544	3,059,465	3,377,640	4,627,121	5,338,048	23.1%	15.4%
Equity							
Preferred Equity	56,600	56,600	56,600	71,900	0	(100.0%)	(100.0%)
Common Equity	205,236	287,911	340,582	546,212	738,410	32.6%	35.2%
Net Unrealized Gain (Loss)	4,875	5,465	(3,319)	2,647	191	(37.8%)	(92.8%)
Total Stockholders Equity	266,711	349,976	393,863	620,759	738,601	29.3%	19.0%
Total Liabilities and Equity	$2,831,255	$3,409,441	$3,771,503	$5,247,880	$6,076,649	23.8%	15.8%
Balance Sheet Analysis (%)							
Total Gross Loans/ Total Assets	72.63	73.12	78.09	82.17	82.26		
Loans/ Deposits	85.96	86.05	91.31	100.04	96.90		
Reserves/ Loans	1.44	1.50	1.39	1.07	1.05		
Annualized Growth Rates (%)							
Asset Growth Rate	35.51	20.42	10.62	39.15	15.79		
Gross Loans HFI	22.72	21.24	18.13	46.42	15.91		
Deposit Growth Rate	38.53	21.12	11.33	33.65	19.66		

Historical Quarterly Balance Sheet

(Dollar Values in Thousands)	Mar 2014	Jun 2014	Sep 2014	Dec 2014	Mar 2015	Jun 2015	Sep 2015	Dec 2015	Growth Rate 4Q2015 vs 4Q2014	Growth Rate 4Q2015 vs 3Q2015
Assets										
Cash and Equivalents (1)	$230,951	$115,482	$208,356	$256,025	$415,661	$396,896	$306,055	$298,363	16.5%	(2.5%)
Securities Available for Sale	398,389	389,616	393,125	404,903	350,324	440,537	541,191	504,772	24.7%	(6.7%)
Total Cash and Securities	629,340	505,098	601,481	660,928	765,985	837,433	847,246	803,135	21.5%	(5.2%)
Gross Loans HFI	3,063,975	3,279,429	3,432,548	4,312,399	4,444,893	4,550,897	4,776,965	4,998,368	15.9%	4.6%
Loan Loss Reserves	42,018	43,552	44,954	46,075	47,779	48,921	50,320	52,687	14.4%	4.7%
Loans Held for Sale	21,862	35,411	41,254	44,317	62,758	132,683	35,713	47,492	7.2%	33.0%
Total Net Loans	3,043,819	3,271,288	3,428,848	4,310,641	4,459,872	4,634,659	4,762,358	4,993,173	15.8%	4.8%
Real Estate Owned	8,809	8,843	8,623	13,224	12,338	10,715	9,952	5,852	(55.7%)	(41.2%)
Total Intangibles	3,196	3,118	3,041	109,626	109,320	109,665	109,199	108,155	(1.3%)	(1.0%)
Total Servicing Rights	286	261	280	282	297	292	299	387	37.2%	29.4%
Other Assets	118,502	125,836	126,908	153,179	152,528	161,039	159,904	165,947	8.3%	3.8%
Total Assets	$3,803,952	$3,914,444	$4,169,181	$5,247,880	$5,500,340	$5,753,803	$5,888,958	$6,076,649	15.8%	3.2%
Liabilities										
Deposits (1)	$3,273,689	$3,367,927	$3,533,850	$4,310,768	$4,584,365	$4,825,433	$4,926,588	$5,158,444	19.7%	4.7%
FHLB Borrowings	30,000	30,000	30,000	140,000	0	0	0	0	(100.0%)	-
Repurchase Agreements	66,437	60,646	58,957	61,120	58,589	53,394	64,893	72,356	18.4%	11.5%
Subordinated Debt	9,300	9,300	79,300	79,300	79,300	74,050	70,000	70,000	(11.7%)	0.0%
Other Liabilities	14,144	19,750	24,460	35,933	36,556	35,865	41,408	37,248	3.7%	(10.0%)
Total Liabilities	3,393,570	3,487,623	3,726,567	4,627,121	4,758,810	4,988,742	5,102,889	5,338,048	15.4%	4.6%
Equity										
Preferred Equity	56,600	56,600	56,600	71,900	71,900	71,900	71,900	0	(100.0%)	(100.0%)
Common Equity	354,284	368,383	384,502	546,212	666,350	690,015	712,928	738,410	35.2%	3.6%
Net Unrealized Gain (Loss)	(502)	1,838	1,512	2,647	3,280	3,146	1,241	191	(92.8%)	(84.6%)
Total Stockholders Equity	410,382	426,821	442,614	620,759	741,530	765,061	786,069	738,601	19.0%	(6.0%)
Total Liabilities and Equity	$3,803,952	$3,914,444	$4,169,181	$5,247,880	$5,500,340	$5,753,803	$5,888,958	$6,076,649	15.8%	3.2%
Balance Sheet Analysis (%)										
Total Gross Loans/ Total Assets	80.55	83.78	82.33	82.17	80.81	79.09	81.12	82.26		
Loans/ Deposits	93.59	97.37	97.13	100.04	96.96	94.31	96.96	96.90		
Reserves/ Loans	1.37	1.33	1.31	1.07	1.07	1.07	1.05	1.05		
Annualized Growth Rates (%)										
Asset Growth Rate	3.44	7.58	14.02	39.15	19.24	19.28	16.25	15.79		
Gross Loans HFI	16.14	22.70	22.01	46.42	12.29	11.06	14.33	15.91		
Deposit Growth Rate	5.99	8.84	12.72	33.65	25.39	23.88	19.00	19.66		

(1) Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 31-33.

Historical Income Statement

(Dollar Values in Thousands, except per share data)

	2011	2012	2013	2014	2015	5 Year Compound Growth Rate	1 Year Growth Rate
Total Interest Income	$ 119,124	$ 141,943	$ 157,294	$ 191,573	$ 253,180	21.2%	32.2%
Total Interest Expense	20,077	14,414	12,504	13,095	19,238	(0.6%)	46.9%
Net Interest Income	99,047	127,529	144,790	178,478	233,942	24.9%	31.1%
Loan Loss Provision	10,983	16,190	9,602	10,879	14,638	9.5%	34.6%
Service Charges on Deposits	3,318	3,937	4,607	4,906	5,397	12.0%	10.0%
Gain/Loss on Sale of Loans	6,057	13,942	14,578	6,886	11,973	33.4%	73.9%
Gain/Loss on Sale of Securities	1,445	161	19	22	2,254	11.1%	10145.5%
Loss on early extinguishment of debt	-	-	-	-	(1,130)	100.0%	-
BOLI Revenue	401	392	720	1,283	1,589	29.9%	23.9%
Other Noninterest Income	2,280	2,932	4,792	5,248	6,545	32.9%	24.7%
Total Noninterest Income	13,501	21,364	24,716	18,345	26,628	23.6%	45.2%
Salaries and Employee Benefits	34,518	43,684	47,481	57,268	61,749	19.3%	7.8%
Premises and Equipment Expenses	8,371	10,218	11,923	13,317	16,026	13.6%	20.3%
Marketing and Advertising	1,626	1,759	1,686	1,999	2,748	21.0%	37.5%
Data Processing	3,554	4,415	5,903	6,163	7,533	23.4%	22.2%
Legal, Accounting and Professional Fees	3,974	4,253	3,449	3,439	3,729	4.5%	8.4%
FDIC Insurance	2,195	2,089	2,263	2,333	3,154	3.2%	35.2%
Merger Expenses	-	-	-	4,699	141	100.0%	(97.0%)
Other Noninterest Expenses	9,038	10,113	11,874	10,510	15,636	15.3%	48.8%
Total Noninterest Expense	63,276	76,531	84,579	99,728	110,716	16.8%	11.0%
Net Income Before taxes	38,289	56,172	75,325	86,216	135,216	39.3%	56.8%
Income taxes	13,731	20,883	28,318	31,958	51,049	41.2%	59.7%
Net Income	24,558	35,289	47,007	54,258	84,167	38.3%	55.1%
Preferred Dividends	1,511	566	566	614	601	(14.3%)	(2.1%)
Net Income Available to Common	$ 23,047	$ 34,723	$ 46,441	$ 53,644	$ 83,566	40.3%	55.8%
Earnings per Share - Diluted	$ 1.04	$ 1.46	$ 1.76	$ 2.08	$ 2.50		

Data for 2014 on an operating basis, net of merger related expenses

Historical Quarterly Income Statement

(Dollar Values in Thousands, except per share data)

	Mar 2014	Jun 2014	Sep 2014	Dec 2014	Mar 2015	Jun 2015	Sep 2015	Dec 2015	Growth Rate 4Q2015 vs 4Q2014	Growth Rate 4Q2015 vs 3Q2015
Total Interest Income	$ 42,837	$ 44,759	$ 47,886	$ 56,091	$ 59,465	$ 62,423	$ 63,981	$ 67,311	20.0%	5.2%
Total Interest Expense	2,830	2,739	3,251	4,275	4,734	4,873	4,896	4,735	10.8%	(3.3%)
Net Interest Income	40,007	42,020	44,635	51,816	54,731	57,550	59,085	62,576	20.8%	5.9%
Loan Loss Provision	1,934	3,134	2,111	3,700	3,310	3,471	3,262	4,595	24.2%	40.9%
Service Charges on Deposits	1,192	1,219	1,227	1,268	1,333	1,283	1,374	1,407	11.0%	2.4%
Gain/Loss on Sale of Loans	1,843	1,021	1,822	2,200	3,587	3,294	2,483	2,609	18.6%	5.1%
Gain/Loss on Sale of Securities	8	2	-	12	2,164	-	60	30	150.0%	(50.0%)
Loss on early extinguishment of debt	-	-	-	-	(1,130)	-	-	-	-	-
BOLI Revenue	314	310	295	364	390	406	395	398	9.3%	0.8%
Other Noninterest Income	1,106	1,259	1,417	1,466	1,460	1,250	1,787	2,048	39.7%	14.6%
Total Noninterest Income	4,463	3,811	4,761	5,310	7,804	6,233	6,099	6,492	22.3%	6.4%
Salaries and Employee Benefits	13,608	13,015	14,942	15,703	15,706	14,683	15,383	15,977	1.7%	3.9%
Premises and Equipment Expenses	3,089	3,107	3,374	3,747	4,010	4,072	3,974	3,970	6.0%	(0.1%)
Marketing and Advertising	462	415	544	578	685	735	762	566	(2.1%)	(25.7%)
Data Processing	1,588	1,432	1,572	1,571	1,784	1,838	1,976	1,935	23.2%	(2.1%)
Legal, Accounting and Professional Fees	974	799	740	926	982	870	1,063	814	(12.1%)	(23.4%)
FDIC Insurance	544	563	573	653	771	783	794	806	23.4%	1.5%
Merger Expenses	-	576	885	3,239	111	26	2	2	(99.9%)	0.0%
Other Noninterest Expenses	2,833	2,228	2,513	2,935	4,024	3,591	3,451	4,570	55.7%	32.4%
Total Noninterest Expense	23,098	22,135	25,143	29,352	28,073	26,598	27,405	28,640	(2.4%)	4.5%
Net Income Before taxes	19,438	20,562	22,142	24,074	31,152	33,714	34,517	35,833	48.8%	3.8%
Income taxes	6,939	7,618	8,054	9,347	11,734	12,776	13,054	13,485	44.3%	3.3%
Net Income	12,499	12,944	14,088	14,727	19,418	20,938	21,463	22,348	51.7%	4.1%
Preferred Dividends	141	142	151	180	180	179	180	62	(65.6%)	(65.6%)
Net Income Available to Common	$ 12,358	$ 12,802	$ 13,937	$ 14,547	$ 19,238	$ 20,759	$ 21,283	$ 22,286	53.2%	4.7%
Earnings per Share - Diluted	$ 0.47	$ 0.48	$ 0.52	$ 0.49	$ 0.61	$ 0.61	$ 0.63	$ 0.65		

Data for Q2, Q3 and Q4 2014 on an operating basis, net of merger related expenses